--------------------------------------------------------------------------------

                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------

                                PROFIT VALUE FUND
                                -----------------

                                  ANNUAL REPORT
                               September 30, 1998


       INVESTMENT ADVISER                                 ADMINISTRATOR
       ------------------                                 -------------
 INVESTOR RESOURCES GROUP, LLC                   COUNTRYWIDE FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                            P.O. Box 5354
 Silver Spring, Maryland 20910                     Cincinnati, Ohio 45201-5354
                                                          1.888.744.2337

--------------------------------------------------------------------------------

                                  Profit Funds
                                     [LOGO]
                                Investment Trust

LETTER TO SHAREHOLDERS                                         PROFIT VALUE FUND
September 30, 1998


Dear Profit Value Fund Shareholder:

     At Profit Funds, we are committed to helping you pursue your financial goals, whether it's saving for retirement, paying for college tuition, buying a home, or building your own business. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among large financially sound companies, which at the time of investment, show an attractive valuation discount relative to their peers.

     Profit Value Fund is a growth mutual fund that seeks long-term total return by investment primarily in established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers. During the fiscal year covered by this report, the performance of traditional "value" stocks lagged significantly behind the S&P 500 Index.

     In its second year of operations, the Profit Value Fund performed competitively and gained many new investors. The Fund and its portfolio manager continue to receive positive media coverage, being featured in numerous national publications. The Fund's transition to Countrywide Fund Services proceeded smoothly and during the year they took over the administration and fund accounting functions previously delegated to SEI Fund Resources, and the transfer agent functions from Boston Financial Data Services. We are excited about these changes and how they are enhancing our level of service to the Fund. The improvements have already begun to increase our operational efficiency as well as decrease the overall operational expenses of the Fund. The Fund's core operational costs of transfer agency, administration and fund accounting functions have decreased to a minimum of $48,000 annually from $91,000. Shareholders are also benefiting from improved statements and 24-hour automated shareholder and NAV information.

     For the fiscal year ended September 30, 1998, the Profit Value Fund closed at a net asset value of $12.66 per share for a total return of (0.57%) as compared to an S&P 500 total return of 9.05% and a Lipper Growth and Income average of (1.08%). The Fund's performance reflects its outperformance compared to its value oriented growth & income competitors during the fiscal year, although it fell below the return of the S&P 500. During the period, advances in the equity market were very narrow, led by a sector by sector rotation of the top large momentum stocks, pushing the S&P 500 Index to historically high valuations. In this type of market environment, traditional "value" stocks get beaten up and fail to keep pace; however, management expects this severe disparity to dissipate and that value stocks will outperform the market averages as the

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            8720 Georgia Avenue, Suite 808 . Silver spring, MD 20910
                        301-650-0059 . FAX 302-650-0608
                           http://www.profitfunds.com
advance broadens out. When the market declined sharply during the 3rd quarter from its peaks, the Profit Value Fund lost 8.1%, compared to a S&P 500 Index loss of 10.0% and a Lipper Growth & Income average loss of 12.5%. We believe one of the catalysts for the market improvement over the next fiscal year will be the result of a change in Federal Reserve policy to increasing liquidity in the financial markets through a reduction in the discount rate. We remain convinced that the global uncertainty caused by the slowdown in Asia does not represent a major threat over the near term to the positive investment environment of low inflation, expanding corporate profitability, and increased efficiencies, in the domestic market, but we will remain vigilant for any unexpected shocks to the current economy.

     Investor Resources Group ("IRG") continues to manage the portfolio as conditions warrant. The turnover ratio of the portfolio was higher than normal due to repositioning the portfolio to reflect IRG's style of management.
Specifically, the addition of EMC, Compaq, Intel, Computer Associates, Microsoft, America Online, and Sun Microsystems should place the Fund in a good position to benefit from the next run in technology, which management believes has already begun to occur. Additionally IRG has added four healthcare related companies (Merck, Pfizer, Amgen, and Medtronics) and four financial services companies (Countrywide Credit, Legg Mason, Marsh & McClennan, and T. Rowe Price). We also initiated positions in Nike, Univision, Eastman Kodak, Sunrise Assisted Living, and Geotel Communications and we accepted the tender offer of the Limited Corporation for shares of Abercrombie & Fitch.

     Regardless of the direction the markets take in the coming years, we believe that The Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long run, avoid the temptation to "time" your investment based on market predictions, and diversify among stocks, bonds, and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President

                               PROFIT VALUE FUND
        Comparison of the Change in Value of a $10,000 Investment in the
          Profit Value Fund and the Standard & Poor's (S&P) 500 Index

           S&P 500 INDEX:                             PROFIT VALUE FUND:
           --------------                             ------------------
       DATE           BALANCE                       DATE            BALANCE
       ----           -------                       ----            -------
     11/15/96          10,000                     11/15/96           10,000
     12/31/96          10,092                     12/31/96           10,240
     03/31/97          10,363                     03/31/97           10,430
     06/30/97          12,172                     06/30/97           11,650
     09/30/97          13,084                     09/30/97           12,880
     12/31/97          13,459                     12/31/97           12,655
     03/31/98          15,337                     03/31/98           13,778
     06/30/98          15,843                     06/30/98           13,929
     09/30/98          14,267                     09/30/98           12,806

                         -----------------------------
                               Profit Value Fund
                          Average Annual Total Return

                          1 Year     Since Inception*
                          ------     ----------------
                          (0.57)%         14.10%
                         -----------------------------

       * Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
================================================================================
ASSETS
Investment securities:
     At acquisition cost                                             $ 1,488,933
                                                                     ===========
     At market value (Note 1)                                        $ 1,756,705
Dividends receivable                                                       2,148
Receivable for capital shares sold                                         4,800
Receivable for securities sold                                           155,012
Receivable from Adviser                                                  111,589
Organization costs, net (Note 1)                                          73,114
Other assets                                                              11,131
                                                                     -----------
     TOTAL ASSETS                                                      2,114,499
                                                                     -----------
LIABILITIES
Bank overdraft                                                            82,115
Payable to affiliates (Note 3)                                             4,000
Other accrued expenses and liabilities                                    12,252
                                                                     -----------
     TOTAL LIABILITIES                                                    98,367
                                                                     -----------

NET ASSETS                                                           $ 2,016,132
                                                                     ===========
Net assets consist of:
Paid-in capital                                                      $ 1,744,953
Accumulated net realized gains from security transactions                  3,407
Net unrealized appreciation on investments                               267,772
                                                                     -----------
Net assets                                                           $ 2,016,132
                                                                     ===========
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                            159,211
                                                                     ===========
Net asset value, offering price and
   redemption price per share (Note 1)                               $     12.66
                                                                     ===========

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998
================================================================================
INVESTMENT INCOME
     Dividend income                                                 $   37,526
     Interest income                                                      1,006
                                                                     ----------
          TOTAL INVESTMENT INCOME                                        38,532
                                                                     ----------
EXPENSES
     Administration and accounting fees (Note 3)                         44,959
     Professional fees                                                   27,622
     Investment advisory fees (Note 3)                                   27,115
     Transfer agent fees (Note 3)                                        25,474
     Organization expense (Note 1)                                       23,660
     Trustees' fees and expenses                                          8,847
     Insurance expense                                                    8,438
     Registration fees                                                    7,908
     Postage and supplies                                                 6,885
     Reports to shareholders                                              5,478
     Custodian fees                                                       1,940
     Distribution expense (Note 3)                                        1,236
     Other expenses                                                       1,092
                                                                     ----------
          TOTAL EXPENSES                                                190,654
     Fees waived and expenses reimbursed by the Adviser (Note 3)       (148,220)
                                                                     ----------
          NET EXPENSES                                                   42,434
                                                                     ----------

NET INVESTMENT LOSS                                                      (3,902)
                                                                     ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS
     Net realized gains from security transactions                        3,421
     Net change in unrealized appreciation/depreciation
        on investments                                                  (34,188)
                                                                     ----------
NET REALIZED AND UNREALIZED
     LOSS ON INVESTMENTS                                                (30,767)
                                                                     ----------
NET DECREASE IN NET ASSETS FROM
     OPERATIONS                                                      $  (34,669)
                                                                     ==========

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED SEPTEMBER 30, 1998 AND 1997
================================================================================

                                                                          Year          Period
                                                                          Ended          Ended
                                                                      September 30,  September 30,
                                                                          1998          1997 (a)
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
      Net investment income (loss)                                     $    (3,902)   $    11,364
      Net realized gains from security transactions                          3,421          8,333
      Net change in unrealized appreciation/depreciation
         on investments                                                    (34,188)       301,960
                                                                       -----------    -----------
Net increase (decrease) in net assets from operations                      (34,669)       321,657
                                                                       -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income                                 (13,477)            --
      Distributions from net realized gains                                 (8,347)            --
                                                                       -----------    -----------
Decrease in net assets from distributions to shareholders                  (21,824)            --
                                                                       -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                            979,553      1,674,905
      Net asset value of shares issued in
          reinvestment of distributions to shareholders                     21,756             --
      Payments for shares redeemed                                        (938,460)       (86,786)
                                                                       -----------    -----------
Net increase in net assets from capital share transactions                  62,849      1,588,119
                                                                       -----------    -----------

TOTAL INCREASE IN NET ASSETS                                                 6,356      1,909,776

NET ASSETS:
      Beginning of period                                                2,009,776        100,000
                                                                       -----------    -----------
      End of period                                                    $ 2,016,132    $ 2,009,776
                                                                       ===========    ===========

UNDISTRIBUTED NET INVESTMENT INCOME                                    $        --    $    11,364
                                                                       ===========    ===========
CAPITAL SHARE ACTIVITY:
      Shares sold                                                           73,832        153,642
      Shares issued in reinvestment of distributions to shareholders         1,766             --
      Shares redeemed                                                      (72,439)        (7,590)
                                                                       -----------    -----------
          Net increase in shares outstanding                                 3,159        146,052
      Shares outstanding, beginning of period                              156,052         10,000
                                                                       -----------    -----------
      Shares outstanding, end of period                                    159,211        156,052
                                                                       ===========    ===========

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                                       Year          Period
                                                                      Ended           Ended
                                                                   September 30,   September 30,
                                                                       1998          1997 (a)
---------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
   Net asset value at beginning of period                           $   12.88       $   10.00
                                                                    ---------       ---------
   Income (loss) from investment operations:
        Net investment income (loss)                                    (0.02)           0.07
        Net realized and unrealized gains (losses) on investments       (0.06)           2.81
                                                                    ---------       ---------
   Total from investment operations                                     (0.08)           2.88
                                                                    ---------       ---------
   Less distributions:
        Dividends from net investment income                            (0.09)             --
        Distributions from net realized gains                           (0.05)             --
                                                                    ---------       ---------
   Total distributions                                                  (0.14)             --
                                                                    ---------       ---------

   Net asset value at end of period                                 $   12.66       $   12.88
                                                                    =========       =========
RATIOS AND SUPPLEMENTAL DATA:

   Total return                                                        (0.57%)         28.80%(c)
                                                                    =========       =========

   Net assets at end of period (000's)                              $   2,016       $   2,010
                                                                    =========       =========

   Ratio of expenses to average net assets (b)                          1.95%           1.95%(d)

   Ratio of net investment income (loss) to average net assets         (0.18%)          1.19%(d)

   Portfolio turnover rate                                               101%             10%(d)
---------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 8.79% and 18.57% (d) for the periods ended September 30, 1998 and 1997, respectively (Note 3).

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS - 87.1%                                    SHARES          VALUE
--------------------------------------------------------------------------------
BASIC & SPECIALTY CHEMICALS - 3.0%
Dow Chemical Co.                                           720      $     61,515
                                                                    ------------
CONSUMER STAPLES - 3.8%
Eastman Kodak Co.                                        1,000            77,312
                                                                    ------------
ELECTRIC UTILITIES - 3.6%
Southern Co.                                             2,460            72,416
                                                                    ------------
ENERGY & RESOURCES - 4.7%
Exxon Corp.                                                800            56,150
Mobil Corp.                                                500            37,969
                                                                    ------------
                                                                          94,119
                                                                    ------------
FINANCIAL & INSURANCE - 13.8%
American General Corp.                                   1,375            87,828
Countrywide Credit Industries, Inc.                      1,000            41,625
Legg Mason, Inc.                                         2,000            52,625
Marsh & McLennan Co., Inc.                                 750            37,313
T. Rowe Price Associates, Inc.                           2,000            58,750
                                                                    ------------
                                                                         278,141
                                                                    ------------
HEALTHCARE - 9.7%
Amgen, Inc.*                                               700            52,894
Merck & Co., Inc.                                          700            90,694
Pfizer, Inc.                                               500            52,969
                                                                    ------------
                                                                         196,557
                                                                    ------------
MEDICAL INSTRUMENTS - 2.9%
Medtronic, Inc.                                          1,000            57,875
                                                                    ------------
PAPER PRODUCTS - 2.3%
International Paper Co.                                  1,000            46,625
                                                                    ------------
RETAILING - 9.7%
Abercrombie & Fitch Co.*                                 1,775            78,100
Nike, Inc.                                               1,000            36,813
Wal-Mart Stores, Inc.                                    1,500            81,937
                                                                    ------------
                                                                         196,850
                                                                    ------------
RETIREMENT/AGED CARE - 1.7%
Sunrise Assisted Living, Inc.*                           1,000            34,312
                                                                    ------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS - 87.1%                                    SHARES          VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - 24.0%
America Online, Inc.*                                      600      $     66,750
Compaq Computer Corp.                                    2,000            63,250
Computer Associates International, Inc.                  1,000            37,000
EMC Corp.*                                               2,000           114,375
Intel Corp.                                              1,000            85,750
Microsoft Corp.*                                           600            66,037
Sun Microsystems, Inc.*                                  1,000            49,813
                                                                    ------------
                                                                         482,975
                                                                    ------------
TELECOMMUNICATIONS - 6.4%
AT&T Corp.                                               1,275            74,508
GeoTel Communications Corp.*                             2,000            53,750
                                                                    ------------
                                                                         128,258
                                                                    ------------
TELEVISION - 1.5%
Univision Communications, Inc. - Class A*                1,000            29,750
                                                                    ------------

TOTAL COMMON STOCKS                                                 $  1,756,705
     (Cost $1,488,933)

OTHER ASSETS IN EXCESS OF LIABILITIES - 12.9%                            259,427
                                                                    ------------

NET ASSETS - 100.0%                                                 $  2,016,132
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of September 30, 1998, unamortized organaization costs of $73,114 were scheduled to be amortized over a remaining 37 months.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 1998, net unrealized appreciation on investments was $267,772 for federal income tax purposes, of which $322,895 related to appreciated securities and $55,123 related to depreciated securities based on a federal income tax cost basis of $1,488,933.

Reclassification of capital accounts -- As of September 30, 1998, the Fund had an accumulated net investment loss of $6,015 which was reclassified to paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,996,695 and $2,118,554, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund to 1.95% of the Fund's average daily net assets. Accordingly, the Adviser waived its investment advisory fees of $27,115 and reimbursed the Fund for $121,105 of other operating expenses during the year ended September 30, 1998. Subsequent to September 30, 1998, the Adviser paid all such expense reimbursements due to the Fund.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS
Under the terms of an Administration Agreement effective January 12, 1998, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000. During the year ended September 30, 1998, CFS earned $9,000 of administration fees under the Administration Agreement.

Under the terms of an Accounting Services Agreement effective January 12, 1998, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. During the year ended September 30, 1998, CFS earned $18,000 of accounting fees under the Accounting Services Agreement. In addition, the Fund reimburses CFS for out-of-pocket expenses related to the pricing of the Fund's portfolio securities.

Prior to January 12, 1998, the Fund was party to a Fund Accounting and Administration Agreement with SEI Fund Resources (SEI) under which these services were performed by SEI at a fee, equal on an annual basis, to the greater of (i) 0.15% of the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% of such net assets over $100 million, or (ii) $65,000.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement effective July 31, 1998, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17.00 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. During the year ended September 30, 1998, CFS earned $2,000 of transfer agent fees under the Transfer Agent Agreement. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to July 31, 1998, the Fund was party to a Transfer Agent and Shareholder Service Agreement with State Street Bank and Trust Company under which these services were performed by Boston Financial Data Services, Inc., a subsidiary of State Street Bank and Trust Company.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $1,236 under the Plan during the year ended September 30, 1998.

To the Shareholders and Trustees of
  the Profit Funds Investment Trust:

In our opinion, the accompanying statement of asset and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Profit Value Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                  /s/ PricewaterhouseCoopers LLP

Columbus, Ohio
November 24, 1998